UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 30, 2006
TASER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-16391 (Commission File Number)	86-0741227 (IRS Employer Identification No.)

17800 N. 85th St., Scottsdale, Arizona (Address of principal executive offices)	85255 (Zip Code)
(480) 991-0797
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principle Officers; Election of Directors; Appointment of Principle Officers
     TASER International, Inc. (NASDAQ: TASR), today announced that Chairman Phillips W. Smith will retire from the Board of Directors effective at the conclusion of the company’s board meeting on October 23, 2006. At that time, Thomas P. Smith will become the new Chairman of the Board and Kathleen C. Hanrahan will be promoted to President.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits.

99.1	Text of press Release dated August 30, 2006 titled “TASER International Chairman Phillips Smith to Retire — Company Announces Succession Plan To Be Implemented at October Board Meeting”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2006	TASER International, Inc.
	By:	/s/ DAN BEHRENDT
Dan Behrendt
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description of Document
99.1	Press Release dated August 30, 2006.